UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

VITAL IMAGES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-22229
(Commission File Number)

42-1321776
(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

Item 7. Financial Statements and Exhibits.

(c)                                  Exhibits

99.1

A copy of the press release announcing that Jay D. Miller, president and CEO, and Gregory S. Furness, vice president, finance and CFO, will be presenting at the Piper Jaffray Health Care Conference on January 27, 2004, issued by Vital Images, Inc. on January 26, 2004, is being furnished as an exhibit to this Form 8-K.

Item 9. Regulation FD Disclosure.

On January 26, 2004, Vital Images, Inc. issued a press release announcing that Jay D. Miller, president and CEO, and Gregory S. Furness, vice president, finance and CFO, will be presenting at the Piper Jaffray Health Care Conference on January 27, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On January 26, 2004, Vital Images, Inc. issued a press release announcing that Jay D. Miller, president and CEO, and Gregory S. Furness, vice president, finance and CFO, will be presenting at the Piper Jaffray Health Care Conference on January 27, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VITAL IMAGES, INC.

January 27, 2004	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and
Vice President-Finance
(Chief Financial Officer)